UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 2, 2023

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52694	35-2293957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Knowles Avenue, Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 364-4059

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02         Termination of a Material Definitive Agreement

As previously disclosed, on December 12, 2022, Quaint Oak Bancorp, Inc. (the “Company”) entered into a Stock Purchase Agreement, as amended as of April 3, 2023 (the “Amended Stock Purchase Agreement”), with FNCB Bancorp, Inc. (“FNCB”) pursuant to which the Company agreed to sell up to an aggregate of 222,196 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) to FNCB, subject to the approval of, among others, federal banking regulators, as well as the satisfaction of other customary closing conditions. The Company sold 105,904 shares (the “Shares”) of Common Stock to FNCB as of December 12, 2022. Under the terms of the Amended Stock Purchase Agreement, the Company agreed to sell up to an additional 116,292 shares of Common Stock to FNCB in a second closing (the “Additional Shares”).

Under the terms of the Amended Stock Purchase Agreement, either party to the Stock Purchase Agreement could terminate the Amended Stock Purchase Agreement if the sale of the Additional Shares was not completed by April 30, 2023. The sale of the Additional Shares was not effected by April 30, 2023. Effective May 2, 2023, FNCB informed the Company that it was terminating the Amended Stock Purchase Agreement as permitted under the terms of the Amended Stock Purchase Agreement. As a result of the termination of the Amended Stock Purchase Agreement, no further obligations of either party exist thereunder other than the representations and warranties of the Company and FNCB survive for a period of one year after the delivery of the Shares. No termination penalties were incurred by either party to the Amended Stock Purchase Agreement as a result of its termination.

Item 9.01         Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is included with this Report:

Exhibit Number	Description
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: May 5, 2023	By:	/s/ John J. Augustine
	Name:	John J. Augustine
	Title:	Executive Vice President and Chief Financial Officer

3